UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21901

Alpine Global Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber	Rose DiMartino
Alpine Woods Capital Investors, LLC	Willkie Farr & Gallagher, LLP
2500 Westchester Avenue, Suite 215	1875 K Street, N.W.
Purchase, New York, 10577	Washington, D.C. 20006-1238
(914) 251-0880

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 - April 30, 2011

Item 1: Shareholder Report

GLOBAL DYNAMIC DIVIDEND FUND

April 30,

2011

Semi-Annual Report

Alpine View
April 30, 2011 (Unaudited)

Dear Investor:

Recovery in Transition: Turning Credit into Jobs?

It is easy to be overwhelmed when sifting through the myriad data points and analyses of economic activity and business trends. Much of the information is providing a mixed picture which is unusual at this stage of a typical economic recovery. Even though the global economy has yet to recouple with the longer term growth trend, we believe that the world is still in a cyclical transition phase. Perhaps the single most important measure of economic prosperity and cyclical strength is job creation. However, it is unclear as to when many of the world’s developed economies will return to a sustainable higher level of full time employment. For the U.S., this would not only move unemployment from 9% to under 7%, but significantly reduce the debilitating number of long-term unemployed workers which has spiked to historic levels. How quickly we can achieve this goal of adding close to 3 million jobs to the U.S. economy will relate to the interplay of fiscal, demographic and political forces which all play roles in determining the probable rate of growth. Our economy is also subject to the influence of similar forces in other countries, many of whom are also encumbered by difficult economic circumstances. A higher proportion of countries are currently affected by a broad spectrum of maladies than I can recall over the past two decades. Many are suffering from isolated natural disasters or circumstances, while others reflect economic or societal imbalances. Thus, the duration of their impact will vary greatly. This may lead to a range of both opportunities or risks over the coming years.

An Extended Period of Transition

Globally, this recovery is both weaker and slower than the norm. Europe’s debt crisis and their decision to risk compounding the recession’s after effects with the potentially premature introduction of austerity measures has yet to be fully felt. Theoretically, austerity now will pave the way for future prosperity, but when will this be realized? The impact on the global supply chain from Japan’s tragic earthquake and tsunami, as well as other relatively less destructive yet, nonetheless, horrific natural disasters around the world have all combined to slow economic growth. On top of this, civil protests, revolution and regional political change have impacted local economies and capital markets. Hopefully, the potential for multiple countries initiating major rebuilding efforts over the next few years may stimulate future growth. On top of these factors, China is leading other emerging market countries through a period of fiscal tightening. Such restraint is in response to an inflation scare, which in part relates to the emergence of growing middle class consumption trends in these countries. At the same time, China plans to further boost domestic consumption and is dramatically expanding the scale of its low cost social housing programs. Meanwhile, the U.S. economy has been further impacted by state and local government’s budget tightening and program cutting. The wind down of the Federal Reserve’s QE2 and other stimulus programs, as well as a shift in domestic consumer mentality towards saving for a rainy day and continued debt reduction is also dampening demand. For a better perspective of where this places us at this time in the cycle, please refer to Chart 1, below, which shows that the U.S. economy has been improving, but at a much slower rate than other recessions.

Chart 1:

A Constrained Recovery in Consumption

Chart 2 shows the pattern of real consumer spending compared with historical trends. Higher food and fuel prices have clearly constrained the purchasing power of many Americans, as has tighter credit, and the trend toward saving. However, the impact of fewer jobs and reduced job security are doubtless contributors. With an estimated 70% of U.S. GDP based on consumption, it is not surprising that the pace of recovery has been so slow. Since our imports have exceeded exports for many years, the global impact of our reduced spending has compelled other countries to expand their domestic consumption.

Chart 2:

Dysfunctional Home Financing Remains a Problem

Historically, housing and automobile sales have been major drivers of prior economic recoveries due to the multiplier effect of creating jobs in many industries which would contribute to the final product. While the auto sector has improved we are buying cars at an annual rate at approximately 30% below the 2005 level. Meanwhile, permits to build new single family homes are almost 80% below peak levels of 2005 and almost 60% below the 50 year average volume!

Semi-Annual Report (Unaudited) | April 30, 2011	1

Alpine View
April 30, 2011 (Unaudited)

Chart 3 illustrates the current trend of residential investment versus the patterns of prior housing recoveries. Today, a high proportion of home purchases are for cash, reflecting both the role of investors as well as the inability of banks to adjust their lending standards and clean up their poor performing loan portfolios.

Chart 3:

The creation of excessive capital beginning with ‘Y2K’ fears, followed by efforts to offset potential negative wealth effects from the ‘tech stock’ bubble bursting in 2001, combined with the poor regulatory and business decisions made over the last decade regarding the mortgage policies and the foreclosure process has led to devastating problems for many Americans. While the U.S. housing market remains under pressure almost six years past its peak, we do not believe that the current pattern of events reflects a structural shift in housing patterns, although we do think it will take at least another year of below trend housing growth before we see the light of recovery. Fundamental to creating a sustainable rebound will be a resurgence of strong job creation. The same will be true for other countries, including Ireland, Spain, and much of Eastern Europe and the Persian Gulf where capital for real estate exceeded growth in both income and populations. This is in sharp contrast with emerging markets which continue to grow in terms of their relative economic output, relative per capita incomes and, thus, relative level of prosperity.

Financial Markets and Politics in Transition

Alpine’s top down/bottom up investment approach takes into account not only macro economic fundamentals and demographic drivers of demand, but also societal themes and political trends which could influence both market psychology and fiscal policy, as well as business and consumer confidence. Sometimes these themes coalesce into a collective public will, as manifested through shifts in political power or even transformation of the political process itself. Clearly such a transition is continuing to play out in countries of North Africa and the Middle East. Over the next 18 months, politics will be a major factor for a number of countries and markets with elections in Thailand, Turkey, Egypt, Japan, France, Germany, Russia and the U.S. Even China will reconstitute its ruling council next year. By their nature, politicians will promise changes or highlight concerns, which could impact markets. We are already seeing a domestic ‘political theater’ play out in Congress, disguised as an ideological debate over budget deficits and the country’s ‘debt ceiling’, as a prelude to 2012 elections.

In light of these challenges, it is important to have perspective on the strong performance of global stocks since the “Great Recession” of 2008. Capital markets have transitioned towards recovery in advance of the economy, reflecting the return of significant liquidity to both debt and equity markets. However, there has been a bias towards both large and publicly traded companies at the expense of small businesses and private companies. Thus, the slower pace of overall economic recovery is not reflected in the stronger relative performance of larger publicly traded companies which have access to capital and in many cases are still sitting on cash.

Given the depth and breadth of the financial frailties revealed in 2008, most central banks and treasuries chose to shore up major banks, rather than close them down. Even though the U.S. banking sector has stabilized and its viability is no longer impaired, the prospects for rejuvenating a fully functional mortgage market and small business lending capacity is not yet visible. Abroad, French and German banks remain critically exposed to weak loans in the Greek, Irish and Portuguese economies and, thus, have to continue to build reserves, while government stewardship of banks in England, Belgium and Iceland will continue for a number of years. For much of the emerging world, the banks are being required to raise their level of reserves in order to slow their pace of loan growth. Since these banks had little exposure to the bad loans leading up to 2008, this action should be viewed as fundamentally positive for strengthening long term lending capacity. Clearly, the global banking sector is still in a period of transition which may include further recapitalization and require years for full recovery at some banks.

We also see a transition in government fiscal policies. Just as the U.S. consumer has shifted towards savings in response to the ongoing deleveraging process, state and local revenues continue to lag due to moderating local retail sales tax receipts and declining property valuations. Declining assistance from the federal government to state and local governments is leading to a form of government austerity irrespective of the political posturing in Washington. European governments have already put significant fiscal austerity packages in place ranging from -3% to -5%, and this will have a greater impact on their economies than ours since over half of GDP is dependent upon the government sector in some countries. Even Europe’s extensive social safety nets may also become stretched by further contraction. However, the economic pressure on many politicians to produce for constituents will climb, just as the election season approaches. The natural tendency to ‘throw the bums out’ and let another party take on the reins of government may be very strong, but this often leads to fallow periods both before and after the election where little leadership is exerted or enacted which might otherwise provide economic stimulus. Thus, political transitions over the next 18 months might further slow the near term prospects for recovery.

From Despotism to Democracy?

The collective concerns of a people are rarely voiced when economic prosperity is widespread and opportunities for employment are plentiful. However, when a minority benefit to the

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Alpine View
April 30, 2011 (Unaudited)

detriment of the broad populace, where their leadership’s response to the distress of their people is to proverbially ‘let them eat cake’, then we see events unfold such as the “Jasmine Revolution” which unseated governments in Tunisia and Egypt, and spread with horrible effect so far to the people of Libya, Syria and Yemen. When 45% to 75% of disposable income is spent on food and the rest is split on shelter and clothes, a 10% to 20% hike in the price of food stuffs and cooking fuel could dramatically reprioritize one’s daily existence. Thus, the proverbial ‘straw which broke the camel’s back’ may have been mainly economic even though the underlying impetus for these political transitions included domestic and religious concerns. In this light, it is not surprising that some of the stronger emerging market economies have been raising minimum wages by double digit percentages over recent years. It may be inflationary but probably contributes long term stability.

Smoothing A Bumpy Transition to Greater Prosperity

Alpine remains sanguine on the prospects for the continued evolution of this business cycle even though some pundits believe that the era of extended business cycles is over because the unique period of falling interest rates from 1981 to the present softened downturns and sustained growth. Instead, a prolonged period of slower growth and measures to limit excess debt finance could moderate cyclical demand and supply imbalances. As a result, we believe that the current benign inflation trend can be continued in developed economies for a number of years, where the domestic expansion of emerging nations could be countered by higher domestic borrowing costs. Such an extended business cycle potentially permits the global economy to compound its gains and, hence, create more jobs than can a more volatile shorter cycle. Such a cycle might also smooth the evolution of emerging markets managing local resources, growing political and corporate transparency, enhancing positive demographic characteristics and pro-market fiscal policies can still have a significant impact on relative growth in GDP, per capita incomes, middle class expansion and attract foreign investment flows.

We believe the potential for the greatest value creation and earnings growth shall continue in countries such as Brazil, China, India and Indonesia, Thailand and the Philippines. At the same time, strategically positioned nations, which include Australia, Norway and Singapore, could also be attractive. Naturally, companies with global operating platforms which can expand in growth focused economies, should also prosper. Many such companies are domiciled in Scandinavia, Germany, Canada and the U.S.

The prospect for an extended U.S. recovery is not bleak for those who can appreciate that the economic glass is now half full. The following, chart #4, shows that we have recovered half of the household wealth lost during the recession. The ongoing deleveraging of domestic balance sheets has reduced household credit market liabilities relative to household assets which fell from a peak of over 22% to about 18.5%, half way toward the 1990’s average level of 14.4%. If our economy can continue the restructuring of both bank and domestic balance sheets for another two years, it should be able to accelerate consumption and, hence, the job creation process.

Chart #4

We remain fundamentally positive that if this period of economic transition can be sustained for at least another three or four years then a solid employment base can be renewed. It is noteworthy that vast majority of the world’s central banks are still maintaining positive yield curves, which is fundamentally stimulative to economic activity by pushing investors to take on greater duration risk in return for significantly higher returns. As this long term capital is deployed, we believe it will also be focused in those regions or businesses with the greatest potential, irrespective of the country or sector in which it is deployed. As we all move further away from the financial tsunami of 2008, the market will transition to a more nuanced understanding of risk and return. However, this nuanced understanding typically comes from developing a balanced perspective of opportunity for both the upside and the downside of any investment. In that context, we hope you find the reports of our individual funds which follow to be informative.

We thank you for your interest in our funds.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

This letter and the letter that follows represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered investment advice.

This being a Closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2011	3

Manager Commentary

April 30, 2011 (Unaudited)

We are pleased to report that the Alpine Global Dynamic Dividend Fund (AGD) completed its first half fiscal 2011 with strong capital appreciation in addition to distributing a high level of dividend income. For the six months ended 4/30/11, AGD’s market price appreciated by 20.50% and the Net Asset Value (“NAV”) grew 21.97% including dividend reinvestment. This compares favorably to a 16.36% increase in the S&P 500 Index and a 15.50% increase in the Dow Jones Euro STOXX 600 Index in U.S. dollar terms.

AGD provided an attractive dividend for our investors in fiscal first half 2011 in a still challenging equity income environment. AGD distributed a monthly dividend payment of $0.06 per share or $0.72 per share annualized. Since inception on July 26, 2006, AGD has paid a total of $9.267 per share in earned income.

AGD seeks to take advantage of higher yields and attractive growth in many international markets

AGD’s primary objective is high current dividend income, of which more than 50% qualifies for the reduced Federal tax rates (Qualified Dividend Income or “QDI”). Our secondary objective as stated in our prospectus is long-term growth of capital. The Fund helps provide global diversification for our investors, with a targeted 50-80% of our holdings being foreign companies. The Fund also has the flexibility to leverage up to 10% of its value if management believes there are opportunities for either dividend capture or capital appreciation, and we generally employ leverage during our dividend capture periods. During the period ending April 30, 2011 the Fund has used its leverage line on several occasions.

We believe AGD is well positioned to provide our investors exposure to attractive capital appreciation opportunities in many international markets and emerging markets which are experiencing strong economic growth in addition to attractive dividend yield potential. The U.S. is one of the lowest yielding countries in the group of G20 nations with a 1.80% dividend yield on 4/29/11 so we can get much better yields overseas, for example, in Australia with a 3.98% current yield, Brazil at 3.38% and the UK at 3.12% on 4/29/11. Therefore, we have designed AGD to have a significant portion of its assets invested in overseas markets to help achieve our goal of high dividends and capital appreciation in comparison to the S&P 500 Index.

As of 4/30/11, the Fund had invested 65.2% of net assets in companies based in 19 different countries and 32.4% of its value in domestic U.S. companies, with 2.4% in cash and equivalents. At the end of the fiscal first half 2011, the Fund had 28.7% of the portfolio invested in emerging market countries including Brazil, India, China, South Korea, South Africa, Turkey, and Russia. Following the United States, our current top five countries are Sweden, Brazil, Norway, the United Kingdom, and China.

We do not actively manage our country weightings – we pick our holdings on a stock-by-stock basis based on dividend potential and total return. We search for attractive value opportunities in the U.S., Europe, Latin America, and Asia. This bottoms-up approach had taken a large portion of our international holdings to the Euro region, as the dividend payout ratios remain higher than any other region. Given the continued uncertain outlook that still remains for the Euro region, we have strived to diversify our exposure in the region away from companies with Euro denominated currencies. On 4/29/11, approximately 30% of the Fund’s assets were invested in Europe, but only 4.5% in Euro denominated currencies, with the rest being in Norway, Denmark, Finland, Russia, Switzerland, and the UK. A portion of the gains of our equity positions in Europe, related to the appreciation of the Euro, were offset due to currency hedges entered into during the period.

We decided to hedge our currency exposure in Europe due to our concerns over the lingering sovereign debt crisis and we continue to diversify the portfolio globally with investments in Asia, South America, and Australia. These concerns did not materialize, and subsequent to the period ending 4/30/11, we have exited our position after the conclusion of our peak exposure during the dividend capture period. Our dividend capture strategy tends to be seasonally focused in Europe in the spring and that has begun to wind down and should be largely completed by June.

Our portfolio construction is illustrated by our top ten holdings

Throughout the fiscal first half 2011, we have continued to scan the globe searching for attractive dividend investment opportunities for our investors within these challenging global markets. The Fund combines three research-driven investment strategies – Dividend Capture, Value, and Growth – to maximize the amount of distributed dividend income that is qualified for reduced Federal income tax rates and to identify companies globally with the potential for dividend increases and capital appreciation. In addition, AGD does not utilize any long term leverage, covered calls, or managed distribution to achieve its objectives. The following sections illustrate these investment strategies using our top ten holdings as examples. The top ten holdings in AGD constituted 24.1% of assets as of 4/29/11.

Our “Dividend Capture Strategy” seeks to enhance the dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in high dividend stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We seek to enhance the dividend return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the reduced 15% dividend tax rate

In fiscal first half 2011, AGD participated in a total of 16 special dividends as companies distributed some of their record excess cash levels or cash was returned to shareholders due to corporate restructurings. This compares to 22 special dividends in AGD in fiscal first half 2010. Four of our current top 10 holdings are companies that have either recently announced large special dividends

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Manager Commentary

April 30, 2011 (Unaudited)

payments or there is a potential for a return of cash associated with a corporate action and we believe there is additional upside value to be realized following the dividend payment. These include Haldex, Tele2, Dollar Thrifty Group, and Atlas Copco.

We search the globe looking for special dividend opportunities as is illustrated by our largest holding in AGD on 4/30/11, Haldex AB (HLDX SS). Based in Sweden, Haldex produces proprietary products for the global auto industry and has benefited from continued improvements in its end-markets, especially heavy-duty truck and construction equipment. In February 2011, the company announced its intention to split into its three main divisions: Commercial Vehicle Systems (brake products), Hydraulic Systems, and Traction Systems (control systems for four-wheel drive cars). The Traction Systems division is being divested with the proceeds being returned to shareholders in the form of a special dividend representing approximately 30% of the company in addition to its annual 3% dividend that will both be paid in June 2011. We began acquiring Haldex in January 2011 in anticipation of this divestiture and the stock has provided a total return of 16.73% in fiscal first half 2011 for AGD.

Another top holding that is returning a large special dividend to shareholders is Tele2 AB (TEL2B SS). Also based in Sweden, Tele2 is one of Europe’s largest telecommunications providers offering services in 11 countries in Europe. With a strong record of delivering profitable growth, Tele2 declared a combined ordinary and special dividend payment of nearly 19% of its market cap to be paid in May 2011. Approximately 1/3 of the dividend related to a recent tax case victory and the remaining was aimed at distributing excess cash and re-leveraging the balance sheet, which is still below the companies target debt to EBITDA range. We began acquiring Tele2 in January 2011 in anticipation of the special dividend and the stock has provided a total return of 17.43% in fiscal first half 2011 for AGD.

A top 10 holding and top performer for AGD in first half fiscal 2011 is Oklahoma-based Dollar Thrifty Automotive Group (DTG). DTG, with its Dollar and Thrifty Rent-A-Car brands, is the smallest of the four major rental car companies in the U.S., behind Avis Budget, Enterprise, and Hertz. Avis Budget began merger talks with Dollar Thrifty back in March 2008, with Hertz entering the bidding four months later. The two suitors have gone back and forth and by September 2010, both potential deals included a special dividend of $6.87. We began buying shares in DTG in January 2011 at a price of about $48. Hertz raised the stakes in May 2011, with a cash and stock offer worth about $72 per share. The stock rose to over $83 per share in early June on hopes that Avis would top the bid, and we started to take profits as we did not see significant additional upside. In mid June, Avis announced its plans to purchase Avis Europe Plc, effectively ending the bidding war for DTG and removing the prospect for a special dividend. Therefore we sold our remaining stake at around $73 per share. The stock provided a total return of 43.26% in the fiscal first half of 2011 for AGD.

Another top 10 holding by weight and a top performing stock in the industrial sector was Atlas Copco AB (ATCOA SS). Based in Sweden, Atlas is a global industrial conglomerate that manufactures air compressors and generators, construction and mining equipment, and industrial power tools to various industries including mining, construction, manufacturing, auto, and utilities. The company has benefitted from strong growth in global industrial production in the 150 countries that it serves. In addition, a high percentage of revenues were derived from aftermarket business which offered strong cash flows and greater earnings resilience than many of its peers. The company paid a combined ordinary and special dividend payment of over 5% of its market cap to investors in April and May 2011 based on its excess cash from strong operating results. The holding provided AOD with a total return of 39.35% in the six months ended 4/30/11.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our second major strategy is what we call “value with a catalyst or restructuring strategy”, where our research points to under-valued or mis-priced companies with, in our opinion, attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or corporate action that is expected to add value. With many companies having responded to the global recession with significant corporate restructurings and are still trading at discounted valuations, it is not surprising to find several of our top 10 holdings in this strategy including KKR & Co., Marine Harvest, and Seadrill.

In the financial sector, we believe an attractive value holding and one of our top positions on 4/30/11 is KKR & Co. Based in New York, KKR is one of the world’s oldest and largest private equity investment firms with over $50 billion of assets under management. While 75% of KKR’s assets are in its core private equity funds, the firm is expanding its product offerings into asset management and capital markets, for example recently hiring the proprietary trading team from Goldman Sachs as the base for its equity long/short business. With the rebound in global equity markets and improved capital conditions, we believe private equity should be poised for recovery both in terms of new investments and exit strategies, and KKR has over $13 billion of capital to deploy. The stock offered a 4.68% dividend yield as of 4/29/11 and provided AGD with a total return of 53.00% in the six months ended 4/30/11.

A value holding in the consumer staples sector and top 10 holding in the portfolio on 4/30/11 was Marine Harvest ASA (MHG NO). Based in Norway, MHG is the largest salmon producer in the world, with major fish farmeries in Norway, Canada, Scotland and Chile. With 30% of the world’s production, MHG is benefitting from strong global salmon sales in addition to the recent boost in pricing following the Japan earthquake disaster as a large amount of Japan’s fishery infrastructure was severely damaged. However, pricing has begun to decline as more production in Chile is coming on line and we have started to take profits in the name.

Semi-Annual Report (Unaudited) | April 30, 2011	5

Manager Commentary

April 30, 2011 (Unaudited)

Management targets a return of about 75% of annual free cash flow to shareholders and distributed a 12% dividend in May 2011. MHG provided a 29.65% total return for ADVDX in fiscal first half 2011.

Our largest holding in the energy sector and a top 10 position by weight was Seadrill, which provided AGD with a total return of 21.26% for the six months ended 4/30/11. Seadrill Ltd. (SDRL NO), based in Bermuda, is Europe’s largest offshore driller. Its aggressive newbuild program and acquisition strategy has given it one of the world’s youngest fleets. Seadrill is a leader in the high-growth and technologically advanced deepwater and ultra-deepwater rig markets which are experiencing strong demand in regions like Brazil, West Africa, and the Gulf of Mexico as oil is getting harder to find and exploration is moving further out to sea. The company provided what we feel is a very attractive value with a current annual dividend yield of 8.8%.

Our “Growth and Income Strategy” targets capital appreciation in addition to yield

Our third investment strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields plus an outlook for strong and/or predictable earnings streams that should support additional future dividend increases. Several of our top ten holdings are industry leaders with strong growth in their categories and the potential for attractive and rising dividend payouts. These include ITC Holdings, Estacio, and Migros.

One of our top holding by weight in the Fund on 4/30/11 in the utility sector was ITC Holdings (ITC), based in Michigan. It is the largest U.S. independent electric transmission company with 15,000 miles of transmission lines that span five Midwestern states. As the only pure-play transmission company in the U.S., we believe that ITC is well positioned to participate in the upgrade of the nation’s electric grid, a key priority for the Obama administration. ITC raised its dividend by 5% in 2010 and the company currently generates a 1.87% dividend yield as of 4/29/11. It is forecasted to possibly deliver 20% compound annual earnings per share growth in the next several years thanks to favorable regulatory treatment of electric transmission and its ambitious capital spending plan. ITC provided a 15.29% total return for AGD in fiscal first half 2011.

One of our top 10 largest holdings operates in Brazil where we see very attractive growth and income opportunities. Estacio Participaceoes SA (ESTC3 BZ), based in Rio De Janeiro, is one of the largest providers of post-secondary education services in Brazil with a network of University campuses and various on-line degree programs. Estacio has benefitted from rising demand for higher education in Brazil on the strength of their emerging middle class and a young and upwardly mobile population. Estacio provided a 0.55% total return for AGD in fiscal first half 2011 as the Brazilian markets were impacted by concerns that rising interest rates would dampen growth. However, the company is growing organically and through acquisitions and is seeing margin expansion and improvements in profitability. This is forecasted to drive compound annual earnings growth of over 30% over the next several years plus the company offers a current 2.03% dividend yield as of 4/29/11.

Rounding out our top 10 holdings in the emerging market consumer category is Migros Ticaret A.S. (MGROS TI). Based in Istanbul, Migros is Turkey’s second largest retailer, operating supermarkets, hypermarkets, and discount stores in Turkey, Kazakhstan and Macedonia. Migros is poised to benefit from the growing consumer base in Eastern Europe but the stock has been hit recently due to the restructuring of its discount store format (Sok), which has been ongoing but management has decided to accelerate it into the first half of 2011. The resulting costs associated with converting and closing stores unexpectedly hit margins in 1Q11 and will also impact earnings in 2Q11 and potentially 3Q11, so we have been reducing our position on this heightened uncertainty. Migros provided a 0.96% loss for AGD in fiscal first half 2011.

Outlook for second half 2011: We remain cautiously optimistic but risks remain

We believe that a global economic recovery is still solidly in place heading into the second half of 2011 following the Great Recession of 2008/09 and the economic rebound and fiscal and monetary stimulus experienced in 2010. The U.S. is beginning to produce employment growth on the back of strong corporate profit growth and Europe is attempting to resolve its sovereign debt issues in the peripheral countries while the core countries of France, Germany, and the Scandinavians are experiencing strong economic growth. In addition, corporate balance sheet quality is at an all time high and companies are sitting on record amounts of cash which should support capital growth initiatives, mergers and acquisitions, and the return of cash to shareholders via share buybacks and dividend increases.

We remain particularly optimistic about tapping opportunities to invest in growth in emerging markets like Brazil and China where strong employment and wage growth is helping to propel millions of people each year from a subsistence existence to an emerging consumer of everything from durable goods to discretionary items to healthcare. Brazil is also benefiting from large infrastructure spending in its energy sector in addition to stimulus provided by hosting the soccer World Cup games in 2014 and the summer Olympics in 2016.

However, risks and volatility remain across the globe with lingering under-employment, fiscal deficits, and austerity measures in many of the developed markets and with rising commodity and wage inflation in many of the emerging markets. These risks could combine to stifle the fragile global economic recovery in place. In addition, the S&P 500 Index has more than doubled from its March 2009 low through the recent highs achieved in May 2011 and many companies are approaching peak margins which may slow down the pace of earnings growth. So we may be entering a period of consolidation or more muted increases particularly through the low

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Manager Commentary

April 30, 2011 (Unaudited)

volume summer months, but we continue to see opportunities for our investors.

Over the long term, we remain optimistic that dividend stocks will attract increasing amounts of capital as investors around the world search for income. With many companies sitting on record amounts of cash, we are hopeful that dividend increases will continue to occur in 2011 and beyond. In addition, as global demographics point to an aging population in the industrialized world, these millions of savers are facing zero to low interest rates for quarters or potentially years to come. For example, the U.S. in the 1930’s and Japan in the past 20 years have shown that when interest rates go close to zero they can stay there for extended periods of time until structural economic issues are resolved. We see dividend income as an attractive investment opportunity for this increasingly large population of retirees, particularly if interest rates rise and bond valuations suffer.

In summary, we see both opportunities and risks for the remainder of 2011. Our approach during these uncertain times is to remain broadly diversified within the dividend-paying universe while actively scanning the globe for undervalued opportunities and high quality cash flow generators. We believe that we should be able to continue to distribute attractive dividend payouts by capitalizing on our research driven approach to identifying value opportunities as well as through our active management of the portfolio.

Thank you for your support of the Alpine Global Dynamic Dividend Fund and we look forward to more prosperous years in 2011 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Current and future portfolio holdings are subject to risk.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Leverage Risk – Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The letter represents the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered investment advice. The information provided is not to be a forecast of future events. Views expressed may vary from those of the firm as a whole.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Diversification does not assure a profit or protect against loss in a declining market.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Semi-Annual Report (Unaudited) | April 30, 2011	7

Manager Commentary

April 30, 2011 (Unaudited)

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Euro STOXX 600 (Price) Index is a broad based capitalization-weighted index of European stocks designed to provide a broad yet liquid representation of companies in the European region. The equities use free float shares in the index calculation. The index was developed with a base value of 100 as of December 31, 1991. This index uses float shares.

This being a Closed-end fund and does not continuously offer shares.

All index performance reflects no deduction for direct fees, expenses, or taxes. Please note that an investor cannot invest directly in an index.

8	www.alpinecef.com

Manager Commentary

April 30, 2011 (Unaudited)

PERFORMANCE(1) As of April 30, 2011

	Ending Value as of 4/30/11	Six Months	1 Year	3 Years	Since Inception(2)(3)(4)

Alpine Global Dynamic Dividend Fund | NAV	$ 7.68	21.97%	24.30%	(8.85%)	(3.23%)

Alpine Global Dynamic Dividend Fund | Market Price	$ 7.70	20.50%	(19.56%)	(12.68%)	(4.15%)

S&P 500		16.36%	17.22%	1.73%	3.71%

STOXX 600		15.50%	26.35%	(2.11%)	4.29%

(1)	Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.
(2)	Commenced operations on July 26, 2006
(3)	Annualized
(4)	IPO price of $20 used in calculating performance information

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO offerings in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalisation companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

PORTFOLIO DISTRIBUTIONS*

TOP TEN HOLDINGS*
Haldex AB	3.2%	Sweden

Tele2 AB-B Shares	2.7%	Sweden

ITC Holdings Corp.	2.5%	United States

KKR & Co. Guernsey LP	2.3%	United States

Marine Harvest ASA	2.3%	Norway

Estacio Participacoes SA	2.3%	Brazil

SeaDrill, Ltd.	2.2%	Norway

Atlas Copco AB-A Shares	2.2%	Sweden

Dollar Thrifty Automotive Group, Inc.	2.2%	United States

Migros Ticaret SA	2.2%	Turkey

Top 10 Holdings	24.1%

TOP 5 COUNTRIES*
United States	32.4%

Sweden	12.8%

Brazil	12.2%

Norway	6.5%

United Kingdom	5.7%

*	As a percentage of net assets

Portfolio holdings and distributions are subject to change and are not recommendations to buy and sell any security.

Semi-Annual Report (Unaudited) | April 30, 2011	9

Manager Commentary

April 30, 2011 (Unaudited)

REGIONAL ALLOCATION* As of April 30, 2011

*	As a percentage of net assets, excluding any short-term investments

NAV, MARKET PRICE, AND TOTAL RETURN As of April 30, 2011

10	www.alpinecef.com

Schedule of Portfolio Investments

April 30, 2011 (Unaudited)

Description	Shares	Value (Note 1)

COMMON STOCKS (97.6%)
Australia (2.2%)
Acrux, Ltd.*	179,619	$687,112
Industrea, Ltd.	1,602,400	2,617,021
RHG, Ltd.*	429,900	593,729
Sigma Pharmaceuticals, Ltd.*	800,125	324,496

		4,222,358
Brazil (12.2%)
Anhanguera Educacional Participacoes SA	81,714	1,817,944
Arezzo Industria e Comercio SA*	75,000	1,162,757
Autometal SA	236,859	2,708,552
Brasil Insurance Participacoes e Administracao SA*	1,600	2,013,730
Estacio Participacoes SA	296,487	4,334,605
Hypermarcas SA*	155,928	2,091,330
International Meal Co. Holdings SA*	233,926	2,327,067
Magazine Luiza SA*	128,125	1,303,077
MRV Engenharia e Participacoes SA	215,300	1,861,226
PDG Realty SA Empreendimentos e Participacoes	303,892	1,784,873
Restoque Comercio e Confeccoes de Roupas SA	169,400	2,007,129

		23,412,290
China (4.3%)
Global Dairy Holdings, Ltd.*	8,051,000	3,483,194
Peak Sport Products Co., Ltd.	1,844,900	1,406,317
Xingda International Holdings, Ltd.	1,335,700	1,534,131
Zhongsheng Group Holdings, Ltd.*	997,100	1,882,181

		8,305,823
Denmark (1.0%)
FLSmidth & Co. A/S*	20,600	1,857,441

Finland (1.9%)
Nokia OYJ-ADR	377,600	3,485,248
Outotec OYJ	2,894	183,417

		3,668,665
France (3.0%)
Cie Generale des Etablissements Michelin SA-B Shares	18,900	1,894,336
Technip SA	16,810	1,896,242
Vivendi SA	61,400	1,926,619

		5,717,197
Germany (1.0%)
Fresenius Medical Care AG & Co.	24,700	1,941,169
Kontron AG	1,800	22,189

		1,963,358

Description	Shares	Value (Note 1)

Hong Kong (0.9%)
Sparkle Roll Group, Ltd.	9,640,929	$1,812,426

India (3.3%)
Glenmark Pharmaceuticals, Ltd.	209,100	1,409,054
Gujarat NRE Coke, Ltd.	3,494,500	3,983,327
Orchid Chemicals & Pharmaceuticals, Ltd.	138,200	946,130

		6,338,511
Norway (6.5%)
Fred Olsen Energy ASA	41,500	1,914,192
Marine Harvest ASA	3,316,200	4,380,221
SeaDrill, Ltd.	122,300	4,333,391
Statoil ASA	65,000	1,901,708

		12,529,512
Russia (1.5%)
O’Key Group SA-GDR*(1)	282,822	2,969,631

South Africa (2.2%)
Clicks Group, Ltd.*	147,300	984,992
Coal of Africa, Ltd.*	1,661,728	2,359,317
Shoprite Holdings, Ltd.	60,100	947,502

		4,291,811
South Korea (2.0%)
Hyundai Motor Co.	16,700	3,841,319

Spain (0.5%)
Iberdrola Renovables SA	205,700	941,743

Sweden (12.8%)
Atlas Copco AB-A Shares	147,100	4,318,702
Bilia AB-A Shares*	98,800	2,542,578
Haldex AB*	346,738	6,111,361
JM AB	133,200	3,802,597
NCC AB-B Shares	69,100	1,846,875
Nobia AB*	115,400	920,534
Tele2 AB-B Shares	205,000	5,146,671

		24,689,318
Switzerland (1.0%)
Nestle SA	29,900	1,856,220

Turkey (3.2%)
Emlak Konut Gayrimenkul Yatirim Ortakligi	942,300	1,858,580
Migros Ticaret SA	244,700	4,231,170

		6,089,750

Semi-Annual Report (Unaudited) | April 30, 2011	11

Schedule of Portfolio Investments

April 30, 2011 (Unaudited)

Description	Shares	Value (Note 1)

United Kingdom (5.7%)
Aggreko PLC*	71,200	$2,125,260
Antofagasta PLC	76,800	1,753,627
Cairn Energy PLC*	552,800	4,172,706
John Wood Group PLC	255,923	2,979,542

		11,031,135
United States (32.4%)
Apache Corp.	14,438	1,925,596
Baker Hughes, Inc.	25,936	2,007,706
BlackRock, Inc.	12,744	2,497,059
Cinemark Holdings, Inc.	47,093	957,401
Cummins, Inc.	13,289	1,597,072
CVR Partners LP*	139,535	2,670,700
Deere & Co.	5,517	537,907
Dollar Thrifty Automotive Group, Inc.*	62,000	4,273,660
Freeport-McMoRan Copper & Gold, Inc.	32,940	1,812,688
Halliburton Co.	39,947	2,016,525
Hasbro, Inc.	41,142	1,927,091
Healthcare Services Group, Inc.	139,832	2,483,416
Hess Corp.	11,455	984,672
International Business Machines Corp.	17,646	3,010,055
ITC Holdings Corp.	67,954	4,819,977
JPMorgan Chase & Co.	62,104	2,833,806
KKR & Co. Guernsey LP	232,731	4,412,580
Lazard, Ltd.-Class A	61,837	2,535,317
Meridian Bioscience, Inc.	60,800	1,502,368
Microchip Technology, Inc.	38,263	1,570,314
Morgan Stanley	60,326	1,577,525
Norfolk Southern Corp.	27,562	2,058,330
Occidental Petroleum Corp.	17,363	1,984,417
Och-Ziff Capital Management Group, LLC-Class A	134,387	2,159,599
Ryder System, Inc.	36,492	1,952,322
Schlumberger, Ltd.	21,111	1,894,712
The Goldman Sachs Group, Inc.	5,019	757,919
United Technologies Corp.	20,723	1,856,366
Visa, Inc.-Class A	23,364	1,825,196

		62,442,296

Description	Shares	Value (Note 1)

TOTAL COMMON STOCKS (Identified Cost $147,519,035)		$187,980,804

TOTAL INVESTMENTS (Identified Cost $147,519,035) - (97.6%)(2)		187,980,804

OTHER ASSETS IN EXCESS OF LIABILITIES - (2.4%)		4,572,414

NET ASSETS (100.0%)		$192,553,218

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. As of April 30, 2011, securities restricted under Rule 144A had a total value of $2,969,631 which comprised 1.5% of the Fund’s net assets.

(2)	Includes securities pledged as collateral for line of credit outstanding on April 30, 2011.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.
A/S - Aktieselskab is the Danish term for a stock-based corporation.
GDR - Global Depositary Receipt
OYJ - Osakeyhtio is the Finnish equivalent of a limited company.
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SA - Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

12	www.alpinecef.com

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

ASSETS

Investments, at value(1)	$187,980,804
Foreign currency, at value(2)	631,541
Receivable for investment securities sold	14,621,896
Dividends receivable	4,595,446
Prepaid and other assets	54,377

Total Assets	207,884,064

LIABILITIES

Loan payable	454,137
Interest on loan payable	26
Payable for investment securities purchased	12,074,361
Income distribution payable	84,335
Unrealized depreciation on forward currency contracts	2,322,322
Accrued expenses and other liabilities:
Investment advisory fees	154,697
Administrative fees	14,973
Officer fees	9,618
Other	216,377

Total Liabilities	15,330,846

Net Assets	$192,553,218

NET ASSETS REPRESENTED BY

Paid-in-capital	$467,298,366
Undistributed net investment income	1,655,750
Accumulated net realized loss on investments, swap contracts and foreign currency	(314,899,904)
Net unrealized appreciation on investments and foreign currency translations	38,499,006

Net Assets	$192,553,218

Net asset value
Net assets	$192,553,218
Shares of beneficial interest issued and outstanding	25,057,595
Net asset value per share	$7.68

(1) Total Cost of Investments	$147,519,035
(2) Total Cost of Foreign Currency	$630,979

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2011	13

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

INCOME

Dividends*	$8,774,149

Total Income	8,774,149

EXPENSES

Interest on loan	54,968
Investment advisory fee	889,720
Administrative fee	140,110
Audit and tax fees	15,109
Custodian fees	42,444
Officer fees	10,181
Insurance fees	2,797
Legal fees	41,444
Printing fees	50,778
Trustee fees	31,864
NYSE fees	13,183
Miscellaneous fees	33,953

Total Expenses	1,326,551

Net Investment Income	7,447,598

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments:
Securities transactions	23,212,710
Swap contracts	68,482
Foreign currency transactions	(1,147,957)

Net realized gain on investments	22,133,235

Change in unrealized appreciation/(depreciation) of:
Investments	7,724,721
Foreign currency translations	(1,158,348)

Net unrealized appreciation of investments	6,566,373

Net realized/unrealized gain on investments, swap contracts and foreign currency	28,699,608

Net Increase in Net Assets Resulting from Operations	$36,147,206

* Net of foreign taxes withheld	$427,328

See Notes to Financial Statements.

14	www.alpinecef.com

Statement of Changes in Net Assets

April 30, 2011 (Unaudited)

	For the Six Months Ended April 30, 2011	For the Year Ended October 31, 2010

OPERATIONS

Net investment income	$7,447,598	$21,893,570
Net realized gain/(loss) on investments:
Securities transactions	23,212,710	(21,381,221)
Swap contracts	68,482	(2,762,168)
Foreign currency transactions	(1,147,957)	(580,119)
Net change in unrealized appreciation/(depreciation) of:
Investments	7,724,721	26,624,871
Foreign currency translations	(1,158,348)	(1,112,858)

Net increase in net assets resulting from operations	36,147,206	22,682,075

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(12,453,395)	(29,402,622)

Net decrease in net assets resulting from distributions to shareholders	(12,453,395)	(29,402,622)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends	670,504	1,994,687

Net increase in net assets derived from capital share transactions	670,504	1,994,687

Net Increase/(Decrease) in Net Assets	24,364,315	(4,725,860)

Net Assets
Beginning of year	168,188,903	172,914,763

End of period*	$192,553,218	$168,188,903

*Including undistributed net investment income of:	$1,655,750	$6,661,547

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2011	15

Financial Highlights

	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007	For the Period Ended October 31, 2006 (1)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$6.74	$6.99	$7.74	$23.40	$20.24	$19.10

Income/(loss) from investment operations:
Net investment income	0.30	0.88	1.67	2.44	2.25	0.51
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	1.14	0.05	(0.86)	(14.59)	3.13	0.97

Total from investment operations	1.44	0.93	0.81	(12.15)	5.38	1.48

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.50)	(1.18)	(1.56)	(2.04)	(2.22)	(0.30)
From net realized gains on investments	—	—	—	—	—	(1.47)

Total distributions	(0.50)	(1.18)	(1.56)	(3.51)	(2.22)	(0.30)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	—	—	—	—	—	(0.04)

Total capital share transactions	—	—	—	—	—	(0.04)

Net asset value per share, end of period	$7.68	$6.74	$6.99	$7.74	$23.40	$20.24

Per share market value, end of period	$7.70	$6.84	$9.22	$8.79	$24.05	$21.51

Total return based on:
Net Asset Value(2)	21.97%	11.62%	12.13%	(59.29)%	27.64%	7.55%
Market Value(2)	20.50%	(14.12)%	30.23%	(55.01)%	23.44%	9.16%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$192,553	$168,189	$172,915	$187,613	$554,824	$475,664
Ratio of total expenses to average net assets	1.49%(3)	1.55%	1.54%	1.40%	1.26%	1.25%(3)
Ratio of total expenses excluding interest expense to average net assets	1.43%(3)	1.49%	1.51%	1.32%	—	—
Ratio of net investment income to average net assets	8.36%(3)	12.96%	25.51%	15.30%	10.05%	10.32%(3)
Portfolio turnover rate	152%(4)	408%	650%	301%	185%	55%(4)

Borrowing at End of Period
Aggregate Amount Outstanding (000)	$454	$4,826	$12,090	N/A	N/A	N/A
Asset Coverage	425x	35.9x	15.3x	N/A	N/A	N/A

(1)	For the period from July 26, 2006 (inception of the fund) to October 31, 2006.
(2)

Total investment return is calculating assuming a purchase of a common share at the opening price on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $0.90 per share for the period ended October 31, 2006. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.
(4)	Not Annualized. Portfolio turnover rate does not reflect total return swap transactions. (See Note 2 Under Notes to Financial Statements)

See Notes to Financial Statements.

16	www.alpinecef.com

Notes to Financial Statements

April 30, 2011 (Unaudited)

1. ORGANIZATION:

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Fund has an investment objective to provide high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long term growth of capital as a secondary investment objective.

The Fund had no operations prior to July 26, 2006 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AGD”.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid point of the consolidated bid/ask quote for the option security. Each security traded in the over the counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over the counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black Scholes method. Each other security traded over the counter is valued at the mean between the most recent bid and asked quotations. Short term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the

Semi-Annual Report (Unaudited) | April 30, 2011	17

Notes to Financial Statements

April 30, 2011 (Unaudited)

assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2011:

	Valuation Inputs

Investments in Securities at Value*	Level 1**	Level 2**	Level 3	Total Value

Common Stocks
Australia	$4,222,358	$—	$—	$4,222,358
Brazil	22,109,213	—	1,303,077	23,412,290
China	8,305,823	—	—	8,305,823
Denmark	1,857,441	—	—	1,857,441
Finland	3,668,665	—	—	3,668,665
France	5,717,197	—	—	5,717,197
Germany	1,963,358	—	—	1,963,358
Hong Kong	1,812,426	—	—	1,812,426
India	6,338,511	—	—	6,338,511
Norway	12,529,512	—	—	12,529,512
Russia	—	2,969,631	—	2,969,631
South Africa	4,291,811	—	—	4,291,811
South Korea	3,841,319	—	—	3,841,319
Spain	941,743	—	—	941,743
Sweden	24,689,318	—	—	24,689,318
Switzerland	1,856,220	—	—	1,856,220
Turkey	6,089,750	—	—	6,089,750
United Kingdom	11,031,135	—	—	11,031,135
United States	62,442,296	—	—	62,442,296

Total	$183,708,096	$2,969,631	$1,303,077	$187,980,804

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Notes to Financial Statements

April 30, 2011 (Unaudited)

	Valuation Inputs

Other Financial Instruments*	Level 1	Level 2	Level 3	Total Value

Liabilities
Forward Currency Contracts	$—	$(2,322,322)	$—	$(2,322,322)

TOTAL	$—	$(2,322,322)	$—	$(2,322,322)

*	For detailed country descriptions, see accompanying Schedule of Portfolio Investments.

**

During the period ended April 30, 2011 there were no significant transfers between Level 1 and Level 2 securities. A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of October 31, 2010	$—
Accrued discounts / premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(248)
Purchases	1,303,325
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of April 30, 2011	$1,303,077

Change in net unrealized depreciation on level 3 holdings held at period end	$(248)

Security Transactions and Investment Income: Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non U.S. sources received by the Fund are generally subject to non U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

The Fund has no material uncertain tax positions and has no unrecognized tax benefits as of April 30, 2011. Since its inception, the Fund has not recorded any amounts for interest or penalties related to uncertain tax benefits. The statute of limitations on the Fund’s Federal and New York State tax return filings remains open for the years ended October 31, 2007 through October 31, 2010.

Distributions: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

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Notes to Financial Statements

April 30, 2011 (Unaudited)

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund did not hold any total return swaps as of April 30, 2011.

During the six months ended April 30, 2011, the Fund entered into approximately 1 total return swap agreement with a total notional amount of $421,955 and recorded a net realized gain of $68,482 on the Statement of Operations related to investments in total return swaps.

Equity Linked Structured Notes: The Fund may invest in equity linked structured notes. Equity linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity linked structured notes are typically offered in limited transactions by financial institutions in either registered or non registered form. An investment in equity linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities. The Fund did not hold any equity linked structured notes at April 30, 2011.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked to market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could

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Notes to Financial Statements

April 30, 2011 (Unaudited)

be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

During the six months ended April 30, 2011, the Fund entered into approximately 17 forward currency contracts and recorded a net unrealized loss of $2,322,322 and a net realized loss of $1,030,598 on the Statement of Operations related to investments in forward currency contracts.

The Fund held the following forward currency contracts at April 30, 2011:

Description	Expiration Date	Contracts to Deliver/Receive	Settlement Value	Current Value	Unrealized Loss

Contracts Sold:

British Pound	05/31/11	3,960,000 (GBP)	$6,126,951	$6,612,349	$(485,398)
Euro	05/31/11	3,090,000 (EUR)	4,017,062	4,573,237	(556,175)
Norwegian Krone	05/31/11	27,000,000 (NOK)	4,483,910	5,137,964	(654,054)
Swedish Krona	05/31/11	30,000,000 (SEK)	4,330,879	4,957,574	(626,695)

				$21,281,124	$(2,322,322)

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.

The effect of derivative instruments on the Statement of Assets and Liabilities Sheet as of April 30, 2011:

	Liability Derivatives

Derivatives	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized depreciation on forward currency contracts	$2,322,322

Total		$2,322,322

The effect of derivatives instruments on the Statement of Operations for the six months ended April 30, 2011:

Derivatives	Statement of Operations Location	Realized Gain/(Loss) On Derivatives	Change in Unrealized Gain/(Loss) On Derivatives

Total return swap contracts	Net realized gain on investments: Swap contracts	$68,482	$ —

Foreign exchange contracts	Net realized loss on investments: Foreign currency transactions/Change in net unrealized depreciation of: Foreign currency translations	(1,030,598)	(1,318,784)

Total		$(962,116)	$(1,318,784)

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. CAPITAL SHARE TRANSACTIONS:

The Fund has 20,700,000 common shares of beneficial interest, with no par value, authorized.

Transactions in shares of the Fund were as follows:

	For the Six Months Ended April 30, 2011	For the Year Ended October 31, 2010

Common Shares Outstanding- beginning of period	24,964,764	24,734,822
Common shares issued as reinvestments of dividends	92,831	229,942

Common shares outstanding- end of period	25,057,595	24,964,764

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short term securities) for the six months ended April 30, 2011 are as follows:

Purchases	Sales

$280,635,608	$288,772,546

The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2011.

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Notes to Financial Statements

April 30, 2011 (Unaudited)

5. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT:

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first 5 billion and 0.015% on total net assets exceeding 5 billion, computed daily and payable monthly.

6. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The tax character of the distributions paid by the Fund during the year ended October 31, 2010 was as follows:

Distributions paid from: Ordinary Income	$29,402,602

$29,402,602

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2010, the effects of certain differences were reclassified. The fund increased accumulated net investment income by $7,380,615 and decreased accumulated net realized gain by $7,380,565, and decreased paid in capital by $50. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2010, the Fund had available for tax purposes unused capital loss carryovers of $196,335,068, expiring October 31, 2016, unused capital loss carryovers of $106,545,299, expiring October 31, 2017, and unused capital loss carryovers of $34,178,357, expiring October 31, 2018.

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$7,001,301
Accumulated Capital Loss	(337,058,724)
Unrealized Appreciation	30,587,497
Other Cumulative Effect of Temporary Differences	1,030,967

Total	$(298,438,959)

As of April 30, 2011, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$40,499,167
Gross depreciation on investments (excess of tax cost over value)	(1,382,534)
Net depreciation on foreign currency	(1,962,763)

Net unrealized appreciation	37,153,870

Cost of investments for income tax purposes	$148,864,171

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. LINE OF CREDIT:

On July 9, 2009, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $350,000,000 for all Funds. The Agreement was terminated on November 30, 2010. On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International which allows the Fund to borrow on an uncommitted and secured basis. During the six months ended April 30, 2011, the average borrowing by the Fund was $9,733,227 with an average rate on borrowings of 1.18%.

8. OTHER:

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

9. SUBSEQUENT EVENTS:

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

Distributions: The Fund paid a distribution of $1,504,115 or $0.06 per common share on May 31, 2011 to common shareholders of record on May 24, 2011.

The Fund also declared a distribution of $0.06 payable on June 30, 2011 to common shareholders of record on June 24, 2011.

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Additional Information

April 30, 2011 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an

“ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a

Semi-Annual Report (Unaudited) | April 30, 2011	23

Additional Information

April 30, 2011 (Unaudited)

cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., at Two Heritage Drive, North Quincy, MA 02171 or by calling toll-free 1(800)617-7616.

BOARD APPROVAL OF INVESTMENT MANAGEMENT
AGREEMENT

On December 17, 2010 and on March 29, 2011, at meetings called for the purposes of voting on such approvals, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contract or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contract for the Fund. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Fund’s counsel. In deciding whether to renew the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to Adviser of its services and the profits realized by Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The December meeting considered these factors for the period ending October 31, 2010 and the March meeting considered these factors for the period ending December 31, 2010.

In considering the nature, extent and quality of the services provided by Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds as well as on the materials provided at the meeting. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Adviser, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees compared the Fund performance metrics provided by Morningstar with those internally generated by Alpine. It was observed that the last quarter of performance had been strong for several of the Funds. In assessing the quality of the portfolio management delivered by the Adviser, the Independent Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as constructed by data provided by independent rating agencies. The Independent Trustees noted that the performance of a number of the Funds was strong. Of importance to the Independent Trustees was the extent to which the Funds achieved their objectives. They further concluded that the expense ratio of the Funds were appropriate and in line with competitors. Accordingly, the Independent Trustees concluded that the performance of the Funds was satisfactory.

The Independent Trustees considered the profitability of the advisory arrangement with the Adviser. The Independent Trustees had been provided with general data on the Funds’ profitability to Adviser. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. After discussion and analysis, they concluded that, to the extent that Adviser’s relationship with the Funds had been profitable, the profitability was in no case such as to render the advisory fee excessive.

The Independent Trustees discussed the other materials provided by Alpine, including expense information, organization charts, advisory fee breakpoints and profitability data. In reviewing breakpoints, the Independent Trustees recognized that breakpoints were more essential for open-end funds, where assets could continue to grow over time.

In considering whether Adviser benefits in other ways from its

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Additional Information

April 30, 2011 (Unaudited)

relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser’s fees excessive.

On the basis of their discussions with management and their analysis of information provided at the meeting, the Independent Trustees determined that the nature of the Fund and its operations is such that Adviser was likely to continue to realize economies of scale in the management of the Fund as it grows in size.

The Independent Trustees approved the continuance of the Fund’s Agreements with Adviser after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Adviser were appropriate, that the performance of the Funds had been satisfactory, and that Adviser could be expected to provide services of high quality. As to Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with Adviser was not so profitable as to render the fees excessive, that any additional benefits to Adviser were not of a magnitude materially to affect the Independent Trustees’ deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617-7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617-7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2010, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	6.61%
Qualified Dividend Income	21.06%

SHAREHOLDER MEETING

On May 9, 2011, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect one trustees of the Fund. The results of the proposal are as follows:

Proposal: To elect Jeffrey E. Wacksman as Trustee to the Board of Trustees for a term of three years to expire at the 2014 Annual Meeting and until his successor has been duly elected and qualified.

Jeffrey E. Wacksman
For	92.33%
Withheld	7.67%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report (Unaudited) | April 30, 2011	25

Additional Information

April 30, 2011 (Unaudited)

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (83)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	17	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (56)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	17	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.*

Jeffrey E. Wacksman (50)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	17	Director, International Succession Planning Association; Trustee Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.*

James A. Jacobson (66)	Independent Trustee	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008).	17	Trustee, Alpine Family of Funds.* Trustee, Allianz Global Investors Multi-Funds.

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund, (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

26	www.alpinecef.com

Additional Information

April 30, 2011 (Unaudited)

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (54)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since, November 1997. President of Alpine Trusts since 1998.	17	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

Semi-Annual Report (Unaudited) | April 30, 2011	27

Additional Information

April 30, 2011 (Unaudited)

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (85)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John M. Megyesi (50)	Chief Compliance Officer

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

			N/A	None

Meimei Li (47)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Ronald Palmer (42)	Chief Financial Officer

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

			N/A	None

Andrew Pappert (31)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.
**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

28	www.alpinecef.com

INVESTOR	1-800-617-7616
INFORMATION	www.alpinecef.com

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR & CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Willkie Farr & Gallagher
787 7th Ave.
New York, NY 10019

INVESTOR INFORMATION
1(800) 617.7616
www.alpinecef.com

Item 2. Code of Ethics

          Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

          Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

          Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

          Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) are attached hereto.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2011